EXHIBIT 99.1

                           PLEDGE AND ESCROW AGREEMENT


     THIS PLEDGE AND ESCROW AGREEMENT (this "Agreement") made this 10th day of August, 2001, by and between James J. Solano Sr. (hereinafter "Assignor"), Ross & Cohen, LLP, having an office at 711 Third Avenue, New York, New York 10017 ("Escrowee") and SEBE Management Corp. Profit Sharing Trust having an office at 369 Lexington Avenue, New York, New York 10017 (hereinafter "SEBE").

                                   WITNESSETH:

     WHEREAS, Assignor, as co-Maker, in consideration of a loan in the sum of $50,000.00, made to Assignor/Maker by SEBE executed and delivered to SEBE as Noteholder a note of even date herewith in the amount of Fifty Thousand and 00/100 ($50,000.00) Dollars (the "Note"); and

     WHEREAS, Assignor has agreed to pledge , with Escrowee, as security for repayment of Assignor's obligations pursuant to the Note, the shares of Alliance Environmental Technologies, Inc. (the "Pledged Shares") owned by Assignor as contemplated by this Agreement; and

     WHEREAS, the parties have agreed to deposit the Pledged Shares with the Escrowee.

     NOW, THEREFORE, in consideration of the said loan by SEBE to Assignor, and other good and valuable consideration, the parties stipulate and agree as follows, to wit:

     1. PLEDGE.

     In consideration of said loan by SEBE to Assignor, Assignor hereby pledges the Pledged Shares to Escrowee as security for the payment of Assignor's obligations pursuant to the Note, (the "Indebtedness").

     Assignor hereby appoints Escrowee (and SEBE hereby consents to Escrowee being appointed) as the attorney-in-fact, for Assignor, which appointment is irrevocable, with full right, power and authority to dispose of the Pledged Shares, as provided in this Agreement. Escrowee shall hold the Pledged Shares, as Pledged Shares for the purposes described herein, and shall not encumber or dispose of the same except in accordance with the provisions of this Agreement. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect SEBE's interest in the Pledged Shares and shall not impose any duty upon Escrowee to exercise any power or rights as a shareholder of Alliance Environmental Technologies, Inc.

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     2. REPRESENTATIONS OF ASSIGNOR.

     Assignor represents and warrants to SEBE and Escrowee that:

     a. Assignor is a duly organized and validly existing corporation under the laws of the State of New York;

     b. Assignor is the legal and beneficial owner of the Pledged Shares, free and clear of all pledges, liens, security interests and other encumbrances;

     c. Other than the restrictions which appear on the face of the certificates, there are no outstanding pledges, assignments, options, warrants or other similar agreements with respect to the Pledged Shares;

     d. Assignor has the power and authority and has been duly authorized and empowered by all necessary actions, to enter into, execute, deliver and perform this Agreement;

     e. The execution and delivery of this Agreement by Assignor, and the performance by Assignor of its obligations hereunder, will not constitute a breach of any provision contained in any certificate of incorporation, agreement, instrument or document to which Assignor is or may become a party or by which Assignor, or Assignor's assets, is or may become bound, nor result in a violation of any contract, instrument, judgment, decree, order, statute, rule or regulation to which Assignor is subject, except for such consents as have been obtained;

     3. DISTRIBUTIONS.

     During the term of this pledge, all amounts distributed with respect to the Pledged Shares may be retained by Assignor and applied to its own account for so long as Assignor remains free of default with respect to the Indebtedness. In the event of a default by Assignor pursuant to this Agreement or the Note, all amounts distributed with respect to the Pledged Shares to which Assignor is entitled shall be paid and distributed to SEBE until the Indebtedness is paid in full. Said payments shall be applied first to the payment of interest and then to principal.

     4. RIGHTS OF ASSIGNOR.

     So long as no default (as defined in Article 7 hereof) shall have occurred and be continuing:

     a. Assignor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or any agreement related hereto.

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     b. Assignor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends paid in respect of the Pledged Shares.

     Upon the occurrence and during the continuance of a default:

     a. Upon written notice from SEBE to Assignor, all rights of Assignor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise shall cease, and all such rights shall thereupon become vested in SEBE who shall thereupon have the sole right to exercise such voting and other consensual rights during the continuance of a default.

     b. All rights of Assignor to receive any dividend payments which it would otherwise be authorized to receive and retain shall cease, and all such rights shall thereupon become vested in SEBE who shall thereupon have the sole right to receive and hold such dividend payments during the continuance of a default.

     c. All dividends which are received by Assignor contrary to the provisions hereof, shall be received in trust for the benefit of SEBE, shall be segregated from other funds of Assignor and shall forthwith be paid over to SEBE in the same form as so received (with any necessary endorsements) during the continuance of a default.

     5. OBLIGATIONS OF ASSIGNOR.

     Assignor further represents, warrants and covenants to SEBE that:

     a. Assignor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to the Pledged Shares (other than as created under this Agreement) during the term of the pledge established hereby;

     b. Assignor will, at its own expense, at any time and from time to time at SEBE's request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by SEBE to further enhance, preserve, establish, demonstrate or enforce SEBE's rights, interests and remedies created by, provided in, or emanating from this Agreement; and

     c. Simultaneously with the execution of this Agreement, Assignor will deliver the certificates representing the Pledged Shares and a Stock Power in blank suitable for transfer in the event of default of Assignor under this Agreement and/or the Note to Escrowee.

     6. DISCHARGE OF OBLIGATIONS.

     Upon payment in full of the Indebtedness, the pledge of the Pledged Shares shall be deemed cancelled and this Agreement shall terminate forthwith upon return to Assignor of the

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certificate(s) evidencing the Pledged Shares. SEBE and Escrowee shall execute such documents as are required to effect such cancellation.

     7. DEFAULT.

     a. In the event that Assignor defaults in the performance of any of the terms of (or suffers a breach or failure of warranty in) this Agreement or Assignor defaults in any of the terms contained in the Note, then Escrowee shall, after written demand by SEBE to the Escrowee and the Assignor, proceed forthwith (using commercially reasonable efforts) to collect, receive, appropriate and realize upon the Pledged Shares and sell, or otherwise dispose of and deliver the Pledged Shares or some part in such manner and for such price as Escrowee deems appropriate without any liability for any loss due to decrease in the market value of the Pledged Shares. SEBE shall be free to purchase all or any portion of the Pledged Shares, free of any equity or right of redemption in the Assignor, which right or equity is, to the extent permitted by applicable law, hereby expressly waived or released by the Assignor.

     b. Escrowee may elect to obtain the advice of SEBE and/or any other party selected by Escrowee with respect to the method and manner of sale or other disposition of any of the Pledged Shares, the best price reasonably obtainable therefor, the consideration of cash terms, or any other details concerning such sale or disposition. All payments received by Escrowee in respect of a sale of Pledged Shares shall be applied in the manner provided in Section 8 of this Agreement, as and when such payments are received.

     c. Assignor recognizes that the Escrowee may be unable to effect a public sale of all or a part of the Pledged Shares, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Assignor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Shares were sold at public sale.

     d. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Shares, or any partial disposition of the Pledged Shares, Assignor will use commercially reasonable efforts to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

     8. DISPOSITION OF PROCEEDS.

     The proceeds of any sale or disposition of all or any part of the Pledged Shares shall be applied in the following order of Property:

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          (i)  to the payment in full of the costs and expenses of such sale or sales including reasonable attorney fees and expenses of the attorney for Thylan and Escrowee;

          (ii) to the payment of the Indebtedness; and

          (iii) the balance of the proceeds or of the Pledged Shares, if any, to Assignor.

     9. ESCROWEE.

     a. Escrowee shall hold the Pledged Shares in escrow until a default by Assignor or Borrower under the Note or this Agreement and written notice by SEBE to Escrowee stating that Assignor has defaulted in performance under this Agreement and/or the Note.

     b. The parties acknowledge that Escrowee is acting at their request and for their convenience and that Escrowee shall not be liable to either party for any act or omissions on his part unless taken or suffered in bad faith or involving gross negligence on the part of the Escrowee.

     c. Assignor and SEBE agree to defend, indemnify and hold Escrowee harmless from and against all liabilities of any nature, whether accrued, absolute, contingent or otherwise, any misrepresentation, breach of warranty or nonfulfillment of any agreement on the part of Assignor or SEBE, costs, claims and expenses (including reasonable attorneys' fees) incurred in connection with the performance of Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by Escrowee in bad faith or involving gross negligence on the part of Escrowee.

     d. Escrowee may act or refrain from acting in respect to any matter referred to herein in full reliance upon and with the advice of counsel, which may be selected by him (including any member of his firm) and shall absent willful misconduct or gross negligence fully protected in so acting or refraining from action upon the advice of such counsel.

     e. Escrowee shall not receive any compensation for its services as Escrowee.

     f. In the performance of its duties hereunder, the Escrowee shall be entitled to rely upon any document, instrument or signature believed by it to be genuine and signed by either of the other parties or their successors;

     g. The Escrowee may assume that any person purporting to give any notice of instruction on behalf of Assignor or SEBE in accordance with the provisions of this Agreement has been duly authorized to do so;

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     h. The Escrowee shall not be bound by any modification, cancellation or recission of this Agreement unless in writing and signed by it, Assignor and SEBE;

     i. The Escrowee shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any documents or for the identity, authority or rights of any of parties thereto; and

     j. Assignor acknowledges that the Escrowee represents SEBE in the transactions contemplated by this Agreement and, accordingly, agrees and consents to the continued representations of SEBE in the event of any dispute hereunder.

     k. The Escrowee has executed this Agreement solely to evidence the receipt of the Pledged Shares and its agreement to hold the Pledged Shares, in escrow, and to deliver same pursuant to and in accordance with provisions of this Agreement.

     10. SUCCESSION.

     This Agreement shall be binding upon the parties hereto, their heirs, assigns and successors in interest.

     11. TERMINATION.

     This Agreement shall continue in full force and effect until the Indebtedness is fully satisfied.

     12. MISCELLANEOUS.

     a. The provisions of this Agreement shall be construed, administered and enforced according to the internal laws of the State of New York. Assignor agrees that any action hereunder or related hereto may be maintained in a court of competent jurisdiction located within that state, and consents to the jurisdiction of any such court for all purposes connected herewith.

     b. This Agreement may be modified by consent of all parties in a written instrument executed with all of the formalities hereof.

     c. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement, binding on the parties hereto, even though all the parties are not signatory to the original or to the same counterpart.

     d. Escrowee absent willful misconduct r gross negligence shall be under no duty to take affirmative steps to protect the Pledged Shares, or to abstain from taking any action with respect thereto.

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     e. All notices, requests, demands and other communications hereunder shall be in writing, and shall be deemed to have been given if delivered or mailed by certified mail, return receipt requested to the parties at the addresses set forth above unless another address is furnished in writing by any party.

     f. After default, if the Note or this Agreement is placed in the hands of an attorney for collection or enforcement for any reason, then all costs, expenses and reasonable attorneys' fees (if and to the extent permitted by law), whether suit be brought or not, including all costs and reasonable attorneys' fees incurred by virtue of any appeal or appeals from any such proceedings, shall be added hereto and shall be collectible as the Indebtedness.

     IN WITNESS WHEREOF, the parties have caused their hands and seals to be affixed this 10th day of August, 2001

                                       ASSIGNOR:




                                       By: /s/ James J.Solano, Sr.
                                           ---------------------------
                                           James J. Solano

                                       ASSIGNEE:

                                       SEBE MANAGEMENT CORP. PROFIT
                                       SHARING TRUST


                                       By:
                                           ---------------------------
                                             Bernard Ettinger, Trustee

                                       ESCROWEE:

                                       ROSS & COHEN, LLP


                                       By:
                                           ---------------------------


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State of New York          )
                           )ss.:
County of ________         )


     On this 10th day of August, in the year 2001, before me, the undersigned, personally appeared James Solano, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individuals, or the persons upon behalf of which the individual acted, executed the instrument.



                                             ------------------------------
                                                     Notary Public


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